UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  June 25, 2004
                                                          --------------------


     GS Mortgage Securities Corp. (as depositor under the Master Servicing and Trust Agreement, dated as of March 1, 2004 providing for the issuance of GSAMP
Trust  2004-SEA1   Mortgage   Pass-Through   Certificates,   Series   2004-SEA1)
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             (Exact name of registrant as specified in its charter)


           Delaware                333-100818-28              13-6357101
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(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                       85 Broad Street New York, NY 10004
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                    (Address of principal executive offices)

Registrant's telephone number, including area code : (212) 902-1000
                                                     ------------------------

                                       N/A
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         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This  current  report  on Form  8-K  relates  to the  monthly  distribution reported to the holders of GSAMP Trust 2004-SEA1 Mortgage Pass-Through Certificates, Series 2004-SEA1 pursuant to the terms of the Master Servicing and Trust Agreement, dated as of March 1, 2004 among GS Mortgage Securities Corp., as Depositor, Chase Manhattan Mortgage Corporation, as Master Servicer, Wachovia Bank, N.A., as Trustee, and JPMorgan Chase Bank, as Securities Administrator.

     On June 25, 2004 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on June 25, 2004 is filed as
               Exhibit 99.1 hereto.

GSAMP Trust 2004-SEA1
Mortgage Pass-Through Certificates, Series 2004-SEA1
----------------------------------------------------------------------------

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            JPMORGAN CHASE BANK, not in its individual capacity, but solely as Securities Administrator under the Agreement referred to herein

Date: July 6, 2004        By: /s  Annette Marsula
                            --------------------------------------------
                               Annette Marsula
                               Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         June 25, 2004

Exhibit 99.1
Monthly Certificateholder Statement on June 25, 2004




                              GSAMP TRUST 2004-SEA1
                         STATEMENT TO CERTIFICATEHOLDERS
                                   June 25, 2004

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                     Ending
                Face       Principal                                                          Realized      Deferred    Principal
Class          Value       Balance             Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1A      82,409,000.00      74,339,564.62    5,371,735.11        79,020.21     5,450,755.32      0.00        0.00     68,967,829.51
A1B      15,790,000.00      15,790,000.00            0.00        21,468.15        21,468.15      0.00        0.00     15,790,000.00
A2       17,329,000.00      17,329,000.00            0.00        24,988.49        24,988.49      0.00        0.00     17,329,000.00
M1        7,702,000.00       7,702,000.00            0.00        11,740.96        11,740.96      0.00        0.00      7,702,000.00
M2        2,246,000.00       2,246,000.00            0.00         4,626.77         4,626.77      0.00        0.00      2,246,000.00
B1          642,000.00         642,000.00            0.00         1,639.93         1,639.93      0.00        0.00        642,000.00
B2          642,000.00         642,000.00            0.00         1,904.43         1,904.43      0.00        0.00        642,000.00
B3          642,000.00         642,000.00            0.00         2,168.94         2,168.94      0.00        0.00        642,000.00
P               100.00             100.00            0.00        24,574.60        24,574.60      0.00        0.00            100.00
R                 0.00               0.00            0.00             0.00             0.00      0.00        0.00              0.00
TOTALS  127,402,100.00     119,332,664.62    5,371,735.11       172,132.48     5,543,867.59      0.00        0.00    113,960,929.51

X       128,362,619.85     120,295,384.27            0.00       638,254.61       638,254.61         0.00     0.00    114,923,649.16
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     CUSIP         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
A1A      36228FL46      902.08065405     65.18384048    0.95887840    66.14271888      836.89681358        A1A          1.290000 %
A1B      36228FL53    1,000.00000000      0.00000000    1.35960418     1.35960418    1,000.00000000        A1B          1.650000 %
A2       36228FP26    1,000.00000000      0.00000000    1.44200415     1.44200415    1,000.00000000        A2           1.750000 %
M1       36228FL61    1,000.00000000      0.00000000    1.52440405     1.52440405    1,000.00000000        M1           1.850000 %
M2       36228FL79    1,000.00000000      0.00000000    2.06000445     2.06000445    1,000.00000000        M2           2.500000 %
B1       36628FL87    1,000.00000000      0.00000000    2.55440810     2.55440810    1,000.00000000        B1           3.100000 %
B2       36628FL95    1,000.00000000      0.00000000    2.96640187     2.96640187    1,000.00000000        B2           3.600000 %
B3       36228FM29    1,000.00000000      0.00000000    3.37841121     3.37841121    1,000.00000000        B3           4.100000 %
P        36228FM45    1,000.00000000      0.00000000        ######          #####    1,000.00000000        P            0.000000 %
TOTALS                  936.66167685     42.16363082    1.35109610    43.51472692      894.49804603

X        36228FM37      937.15276621      0.00000000    4.97227784     4.97227784      895.30464004        X            0.000000 %
-----------------------------------------------------------------------------------------------------  ----------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                                  JON SARANITI
               JPMorgan Chase Bank - Structured Finance Services
                             4 NY PLAZA, 6TH FLOOR,
                            New York, New York 10004
                              Tel: (212) 623-4527
                              Fax: (212) 623-5930
                       Email: jon.c.saraniti@jpmorgan.com
                    ---------------------------------------

Sec. 7.08(i)    Amount in Certificate Account                                                                          6,182,122.21

Sec. 7.08(i)    Principal Distribution Amount
                                        Scheduled Principal Amount                                                        77,645.89
                                        Principal Prepayment Amount                                                    5,294,089.22

Sec. 7.08(i)    Principal Prepayments
                                                              Payoffs in Full                                          2,941,851.44
                                                              Partial Principal Prepayments                            2,352,237.78
                                                              Liquidation Proceeds                                             0.00
Sec. 7.08(a)(ii)                        Aggregate Distribution Amount
                                        Total Offered Certificates
                                                              Accrued Certificate Interest                               147,557.89
                                                              Interest Shortfall Carryforward Amount                           0.00
                                                              Principal Distribution Amount                            5,371,735.11

                                        Total Class A Certificates
                                                              Accrued Certificate Interest                               125,476.85
                                                              Interest Shortfall Carryforward Amount                           0.00
                                                              Basis Risk Carry Forward Amount                                  0.00
                                                              Principal Distribution Amount                            5,371,735.11

                                        Total Class M Certificates
                                                              Accrued Certificate Interest                                16,367.74
                                                              Interest Shortfall Carryforward Amount                           0.00
                                                              Basis Risk Carry Forward Amount                                  0.00
                                                              Principal Distribution Amount                                    0.00

                                        Total Class B Certificates
                                                              Accrued Certificate Interest                                 5,713.30
                                                              Interest Shortfall Carryforward Amount                           0.00
                                                              Basis Risk Carry Forward Amount                                  0.00
                                                              Principal Distribution Amount                                    0.00
Sec. 7.08(iii)  Payment Shortfall
                                        Class A1A
                                                              Interest Shortfall                                           3,558.65
                                                              Principal Shortfall                                              0.00

                                        Class A1B
                                                              Interest Shortfall                                             966.81
                                                              Principal Shortfall                                              0.00

                                        Class A2
                                                              Interest Shortfall                                           1,125.35
                                                              Principal Shortfall                                              0.00

                                        Class M1
                                                              Interest Shortfall                                             528.75
                                                              Principal Shortfall                                              0.00

                                        Class M2
                                                              Interest Shortfall                                             208.37
                                                              Principal Shortfall                                              0.00

                                        Class B1
                                                              Interest Shortfall                                              73.85
                                                              Principal Shortfall                                              0.00

                                        Class B2
                                                              Interest Shortfall                                              85.77
                                                              Principal Shortfall                                              0.00

                                        Class B3
                                                              Interest Shortfall                                              97.68
                                                              Principal Shortfall                                              0.00

Sec. 7.08(a)(iii)                       LIBOR                                                                             1.10000 %

Sec. 7.08(a)(iv)                        Fees
                                                              Servicer Fee                                                50,112.35
                                                              Master Servicing Fee                                         1,503.69

Sec. 7.08(a)(vi)                        Realized Losses For Current Period                                                     0.00
                                        Amount of Cumulative Realized Losses                                                   0.00
                                        Amount of Applied Realized Losses                                                      0.00

Sec. 7.08(xii)  Ending Pool Stated Principal Balance                                                                 114,923,649.16

Sec. 7.08(xii)  Number of Mortgage Loans                                                                                   1,132.00

Sec. 7.08(xiv)  Gross Weighted Average Interest Rate                                                                           8.42

Sec. 7.08(xv)   Weighted Average Remaining Term                                                                              281.00

Sec. 7.08(xviii)Principal Balance of Largest Mortgage Loan                                                             1,042,032.41

Sec. 7.08(a)(xix)           Number, Balance, and Percentage of Delinquent Loans
                                                  Number of Loans are 30-59 days delinquent                          70
                                                  Balance of Loans are 30-59 days delinquent               6,106,500.78
                                                  Percentage of Loans are 30-59 days delinquent                  5.31 %

                                                  Number of Loans are 60-89 days delinquent                          27
                                                  Balance of Loans are 60-89 days delinquent               2,873,214.66
                                                  Percentage of Loans are 60-89 days delinquent                  2.50 %

                                                  Number of Loans are 90-119 days delinquent                         20
                                                  Balance of Loans are 90-119 days delinquent              1,375,861.53
                                                  Percentage of Loans are 90-119 days delinquent                 1.20 %

                                                  Number of Loans are 120-149 days delinquent                        27
                                                  Balance of Loans are 120-149 days delinquent             2,411,490.90
                                                  Percentage of Loans are 120-149 days delinquent                2.10 %

                                                  Number of Loans are 150-179 days delinquent                        21
                                                  Balance of Loans are 150-179 days delinquent             1,438,485.41
                                                  Percentage of Loans are 150-179 days delinquent                1.25 %

                                                  Number of Loans are 180 or more days delinquent                   107
                                                  Balance of Loans are 180 or more days delinquent         9,040,852.63
                                                  Percentage of Loans are 180 or more days delinquent            7.87 %
Sec. 7.08(a)(xx)            Mortgage loans in Foreclosure

Sec. 7.08(a)(xxi)           Mortgage loans in bankruptcy proceedings
                                                  Group Totals
                                                                        Principal
                                                   Number               Balance                Percentage
                                                             0                    0.00          0.00 %

Sec. 7.08(a)(xxi)           Number and Balance of loans in Bankruptcy
                                                  Number of Loans are 0-29 days delinquent                            0
                                                  Balance of Loans are 0-29 days delinquent                        0.00

                                                  Number of Loans are 30-59 days delinquent                           0
                                                  Balance of Loans are 30-59 days delinquent                       0.00

                                                  Number of Loans are 60-89 days delinquent                           0
                                                  Balance of Loans are 60-89 days delinquent                       0.00

                                                  Number of Loans are 90-119 days delinquent                          0
                                                  Balance of Loans are 90-119 days delinquent                      0.00

                                                  Number of Loans are 120-149 days delinquent                         0
                                                  Balance of Loans are 120-149 days delinquent                     0.00

                                                  Number of Loans are 150-179 days delinquent                         0
                                                  Balance of Loans are 150-179 days delinquent                     0.00

                                                  Number of Loans are 180 or more days delinquent                     0
                                                  Balance of Loans are 180 or more days delinquent                 0.00

Sec. 7.08(a)(xxii)          Number and Balance of loans in foreclosure proceedings
                                                  Number of Loans are 0-29 days delinquent                            0
                                                  Balance of Loans are 0-29 days delinquent                        0.00

                                                  Number of Loans are 30-59 days delinquent                           0
                                                  Balance of Loans are 30-59 days delinquent                       0.00
                                                  Number of Loans are 60-89 days delinquent                           0
                                                  Balance of Loans are 60-89 days delinquent                       0.00

                                                  Number of Loans are 90-119 days delinquent                          0
                                                  Balance of Loans are 90-119 days delinquent                      0.00

                                                  Number of Loans are 120-149 days delinquent                         0
                                                  Balance of Loans are 120-149 days delinquent                     0.00

                                                  Number of Loans are 150-179 days delinquent                         0
                                                  Balance of Loans are 150-179 days delinquent                     0.00

                                                  Number of Loans are 180 or more days delinquent                     0
                                                  Balance of Loans are 180 or more days delinquent                 0.00
Sec. 7.08(a)(xxiv)          Number and Balance of REO loans
                                                  Group Totals
                                                                        Principal
                                                   Number               Balance                Percentage
                                                             0                    0.00           0.00%

Sec. 7.08(a)(xxv)           Book Value of Mortgage loans acquired through foreclosure or grant of a deed           0.00

Sec. 7.08(a)(xxvi)          Number of Mortgage loans                                                              1,132

Sec. 7.08(a)(xxvii)         Aggregate amount from
                                                  a. Curtailments                                           -143,638.80
                                                  b. Voluntary Payoffs                                     2,941,851.44
                                                  c. Involuntary Payoffs                                           0.00
                                                  d. Mortgage Loans purchased from the Trust                       0.00

Sec. 7.08(a)(xxviii)        Mortgage loans subject to loss mitigation*
                                                  Number of loans                                                     0
                                                  Principal Balance of loans                                       0.00

Sec. 7.08(a)(xxix)          Mortgage loans under contested because of Section 32 of the Truth in Lending Act*
                                                  Number of loans                                                             0
                                                  Principal Balance of loans                                                  0.00

Sec. 7.08(a)(xxx)           Amount of current Realized Losses*
                                                  a. REO Property sold                                                        0.00
                                                  b. short sale                                                               0.00
                                                  c. deed in lieu                                                             0.00
                                                  d. no equity second mortgages                                               0.00
                                                  e. other                                                                    0.00

Sec. 7.08(a)(xxxi)          Number and Pool Balance in Chapter 13 of the US Bankruptcy Code*
                                                  a.Number of Loans Currently meeting payment plan                            0.00
                                                  a.Balance of Loans Currently meeting payment plan                           0.00

                                                  b.Number of Loans 1 to 2 payments behind payment plan                       0.00
                                                  b.Balance of Loans 1 to 2 payments behind payment plan                      0.00

                                                  c.Number of Loans 2 to 3 payments behind payment plan                       0.00
                                                  c.Balance of Loans 2 to 3 payments behind payment plan                      0.00

                                                  d.Number of Loans greater than 3 payments behind payment plan               0.00
                                                  d.Balance of Loans greater than 3 payments behind payment plan              0.00

                                                  e.Number of Loans greater than 4 payments behind payment plan               0.00
                                                  e.Balance of Loans greater than 4 payments behind payment plan              0.00

                                                  f.Number of Loans greater than 5 payments behind payment plan               0.00
                                                  f.Balance of Loans greater than 5 payments behind payment plan              0.00

Sec. 7.08(xxxiv)Net Monthly Excess Cashflow                                                                      638,254.61

Sec. 7.08(xxxiv)Overcollateralization
                                        Overcollateralization Amount                                             962,719.65
                                        Specified Overcollateralization Amount                                   962,719.65

Sec. 7.08(xxxi) Step Down Test
                                        Stepdown Date                                                         Not in effect
Sec. 7.08(xxxi) Trigger Event
                                                                                                                         NO

